SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒                         Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Closed-End Opportunity Fund, Inc.

Cohen & Steers Infrastructure Fund, Inc.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred and Income Fund, Inc.

Cohen & Steers Select Preferred and Income Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

(each a “Fund”, and collectively, the “Funds”)

280 Park Avenue, New York, New York 10017

(212) 832-3232

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 27, 2022

To the Stockholders of the above-listed Funds:

NOTICE IS HEREBY GIVEN that the Joint Annual Meeting of Stockholders (the “Meeting”) of the Funds, each of which is a Maryland corporation, except Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund, which is a Maryland statutory trust, will be held on April 27, 2022 at 10:00 a.m. (Eastern Time). The Trustees and shareholders of Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund are referred to herein as “Directors” and “stockholders”.

Due to the public health impact of COVID-19 and to support the health and well-being of the Funds’ stockholders, the Meeting will be held virtually by Internet webcast rather than in person. Stockholders will only be able to attend the Meeting by means of remote communication. Stockholders of record as of the close of business on the record date may participate in, submit questions during and vote at the Meeting by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/CohenSteers/broadridgevsm/. Please have the control number located on your proxy card or voting information form available.

Beneficial owners holding their shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) who wish to virtually attend and/or vote at the Meeting must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the beneficial owner with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3 p.m. (Eastern Time) on April 26, 2022. Once beneficial owners have obtained a new control number, they must visit https://www.viewproxy.com/CohenSteers/broadridgevsm/and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

The matters to be presented at the Meeting, all of which are more fully described in the accompanying Combined Proxy Statement dated March 10, 2022 are:

1.

To consider and vote upon the election of three Directors of each Fund to hold office for a term ending at the 2025 annual meeting of stockholders and until their successors are duly elected and qualify; and

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Boards of Directors of the Funds, as applicable, have fixed the close of business on March 8, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Boards of Directors.

By order of the Boards of Directors of the Funds,

Dana A. DeVivo
Secretary

New York, New York

March 10, 2022

YOUR VOTE IS IMPORTANT

We invite you to utilize the convenience of Internet proxy authorization at the site indicated on the enclosed Proxy Card. While at that site you will be able to enroll in our electronic delivery program which will ensure that you receive future mailings relating to annual meetings of the Fund(s) as quickly as possible and will help the Fund(s) save costs. Or you may indicate your voting instructions by telephone, Internet or on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund(s) any additional expense of further solicitation, please authorize your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to

Be Held on April 27, 2022.

This notice, Combined Proxy Statement and Proxy Card for each Fund are available at www.proxyvote.com

COMBINED PROXY STATEMENT

COMBINED PROXY STATEMENT

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC. (“FOF”)

COHEN & STEERS INFRASTRUCTURE FUND, INC. (“UTF”)

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC. (“LDP”)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC. (“RQI”)

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC. (“RNP”)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC. (“PSF”)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC. (“RFI”)

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND (“PTA”)

280 Park Avenue

New York, New York 10017

(212) 832-3232

JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 27, 2022

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors, or, in the case of PTA, the Board of Trustees, (collectively, the “Boards”) of the above listed entities, each a Maryland corporation except PTA, which is a Maryland statutory trust (each a “Fund”, and collectively, the “Funds”), to be exercised at the Joint Annual Meeting of Stockholders of the Funds, to be held on April 27, 2022 at 10:00 a.m. (Eastern Time), and at any postponements or adjournments thereof (collectively, the “Meeting”). The Trustees and shareholders of PTA are referred to herein as “Directors” and “stockholders”.

Due to the public health impact of COVID-19 and to support the health and well-being of the Funds’ stockholders, the Meeting will be held virtually by Internet webcast rather than in person. Stockholders of record as of the close of business on the record date may participate in, submit questions during and vote at the virtual Meeting by visiting the following website and following the registration and participation instructions contained therein https://www.viewproxy.com/CohenSteers/broadridgevsm/. In order to attend the virtual Meeting, stockholders must have their control number located on their proxy card or voting information form available. Beneficial owners holding their shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) who wish to virtually attend and/or vote at the Meeting must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the beneficial owner with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3:00 p.m. (Eastern Time) on April 26, 2022. Once beneficial owners have obtained a new control number, they must visit https://www.viewproxy.com/CohenSteers/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. The Notice of Meeting, Combined Proxy Statement and Proxy Card are being mailed to stockholders on or about March 18, 2022.

In accordance with each Fund’s bylaws, the presence in person or by proxy of the holders of record of a majority of the shares of each Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for such Fund at the Meeting. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the chairman of the Meeting or the holders of a majority of the shares of each Fund present in person or by proxy (or a majority of votes cast if a quorum is present) shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present, to a date not more than 120 days after the record date. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power), if any, will be treated as shares that are present but which have not been voted. The election of each nominee requires a plurality of the votes cast at the meeting, assuming a quorum is present. Abstentions and broker non-votes, if any, will count towards the presence of a quorum but otherwise will have no effect on the election of any of the nominees for Director.

Although each Fund is a separate investment company that holds an annual meeting of stockholders, the Funds’ proxy statements have been combined into this Combined Proxy Statement to reduce expenses to the Funds of soliciting proxies for the Meeting.

The Boards have fixed the close of business on March 8, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of each Fund as of the close of business on March 8, 2022 consisted of:

Fund	Shares of Common Stock
FOF	27,367,864.0000
RQI	134,300,408.0369
RNP	47,595,257.3480
UTF	95,199,058.6420

Fund	Shares of Common Stock
RFI	26,320,962.0000
PSF	12,026,622.0000
LDP	29,079,221.0000
PTA	55,273,457.0000

Each share is entitled to one vote and each fractional share is entitled to a proportional fractional vote. All properly authorized proxies received prior to the Meeting will be exercised at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein and in the discretion of the proxy holder on any other matter that is properly brought before the Meeting, or any postponement or adjournment thereof. Accordingly, unless instructions to the contrary are provided, proxies will be voted FOR the election of each of the nominees for Director. Any stockholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund(s) at its offices at 280 Park Avenue, New York, New York 10017, or by authorizing another proxy of a later date or by personally casting his or her vote at the Meeting. Stockholders can vote only on matters affecting the Fund(s) in which they hold a share as of the close of business on the record date. Because the proposals in the Notice of Joint Annual Meeting of Stockholders are separate for each Fund, it is essential that stockholders who own shares in multiple Funds complete, date, sign and return (or authorize their proxy by telephone or internet in respect of) each Proxy Card they receive.

The solicitation will be primarily by mail, and the cost of soliciting proxies for each Fund will be borne by such Fund. In addition to soliciting proxies by mail, each Fund’s officers or representatives of the Funds’ investment manager may solicit proxies by telephone. In addition, the Funds have engaged Broadridge to assist in the solicitation of proxies for an aggregate fee of approximately $390,000, which includes processing and tabulation, mailing and virtual stockholder meeting fees, although the actual costs of the solicitation may be higher. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by the Fund incurring such expenses.

The most recent annual report of each Fund, including financial statements, has been previously mailed to that Fund’s stockholders. If you have not received a report for any of the Funds in which you own shares or would like to receive an additional copy free of charge, please contact Dana A. DeVivo, Secretary of the Funds, at 280 Park Avenue, New York, New York 10017, (800) 330-7348, and it will be sent promptly by first-class mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

For each Fund, three individuals are nominated to be elected at the Meeting to serve as Directors, (each a “Director”, and collectively, the “Directors”) for their respective terms and until their successors are duly elected and qualify. The nominees for Director are Joseph M. Harvey, Gerald J. Maginnis and Daphne L. Richards, with each to hold office for a term to expire at the 2025 annual meeting of stockholders, and until their successors are duly elected and qualify. It is the intention of the persons named in the enclosed proxy to vote in favor of each of the nominees. At the Meeting, the holders of each Fund’s common stock or, in the case of PTA, its common shares of beneficial interest, will have equal voting rights (i.e., one vote per share), and will vote as a single class on the election of Ms. Richards and Messrs. Harvey and Maginnis. Each of Ms. Richards and Messrs. Harvey and Maginnis currently serves as a Director of each of the twenty-one funds within the group of funds registered under the Investment Company Act of 1940, as amended (the “Act”), that are managed by Cohen & Steers Capital Management, Inc. (the “Cohen & Steers Fund Complex”).

Effective December 7, 2021, Robert H. Steers, resigned from the Boards and from his role as Chairman, and the Boards appointed Mr. Harvey to succeed Mr. Steers as Chairman. In addition, effective March 1, 2022, Mr. Harvey, Cohen & Steers, Inc’s (“CNS”) current President and a member of CNS’ board of directors, succeeded Mr. Steers as Chief Executive Officer of CNS and Cohen & Steers Capital Management, Inc. (“CSCM”), the Fund’s investment manager. Effective March 1, 2022, Mr. Steers assumed the role of Executive Chairman of CNS and continues in his role as a member of CNS’ board of directors. On December 7, 2021, each Board elected Adam M. Derechin, former President and Chief Executive Officer of the Funds, as a Director for an initial term of office expiring at the 2024 annual meeting of stockholders, and until his successor is duly elected and qualifies. Concurrent with his election, Mr. Derechin resigned as President and Chief Executive Officer of the Funds. Effective December 7, 2021, James Giallanza, previously Chief Financial Officer of the Funds, succeeded Mr. Derechin as President and Chief Executive Officer of the Funds and Albert Laskaj, Treasurer of the Funds, was appointed as Chief Financial Officer of the Funds. In addition, on December 7, 2021, the Boards voted to set the number of Directors on each Fund’s Board of Directors to nine, effective January 1, 2022. Director C. Edward Ward, Jr. retired from the Boards on December 31, 2021 pursuant to the Funds’ mandatory retirement policy.

Each Fund’s stockholders, with the exception of PTA, initially elected their Board to staggered terms at the respective Annual Meeting of Stockholders held on:

Funds	Date of stockholder meeting electing Board of Directors to staggered terms
FOF	April 19, 2007
RQI	April 24, 2003
RNP	April 29, 2004
RFI	April 27, 1994
UTF	April 28, 2005
PSF	April 28, 2011
LDP	April 25, 2013

Under PTA’s Amended and Restated Declaration of Trust (“Declaration of Trust”), its Trustees (referred to herein as “Directors” as noted above) were divided into three classes, having staggered terms, commencing on the first date in which the Fund had more than one shareholder (referred to herein as a “stockholder” as noted above) of record, October 28, 2020. Accordingly, the term of office of only a single class of Directors for each Fund will expire at the Meeting. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of a Fund’s Board. This system of electing Directors, which may be regarded as an “anti-takeover” provision, may have the effect of limiting the ability to change the composition of a Fund’s Board and, thus, make it more difficult for each Fund’s stockholders to change a majority of the Directors.

Each Fund’s Board of Directors, as applicable, including the Independent Directors then serving, unanimously voted to nominate each of the nominees. Each of the nominees has consented to continue serving as a Director. If a nominee becomes unable or, in the determination of the Boards, would be unable to serve, the proxies received will be voted FOR such substitute nominee, if any, as the Boards may recommend.

Directors of the Funds, together with information as to their positions with the Funds, principal occupations and other board memberships and affiliations for at least the past five years, are shown below.

Name, Address and Year of Birth[1]		Position Held with Funds	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served[2]	Term of Office[3]	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Independent Directors[4]

Michael G. Clark	1965	Director, Lead Independent Director	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	Since 2011	2023	21

George Grossman	1953	Director	Attorney-at-Law.	Since 1993	2024	21

Dean A. Junkans	1959	Director	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	Since 2015	2023	21

Name, Address and Year of Birth[1]		Position Held with Funds	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served[2]	Term of Office[3]	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)

Gerald J. Maginnis	1955	Director	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation since 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020.	Since 2015	2025[5]	21

Jane F. Magpiong	1960	Director	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	Since 2015	2024	21

Name, Address and Year of Birth[1]		Position Held with Funds	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served[2]	Term of Office[3]	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)

Daphne L. Richards	1966	Director	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly worked at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996, Credit Suisse from 1990 to 1993 and Hambros International Venture Capital Fund from 1988 to 1989.	Since 2017	2025[5]	21

Ramona Rogers-Windsor	1960	Director	Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	Since 2021[7]	2023	21

Name, Address and Year of Birth[1]		Position Held with Funds	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served[2]	Term of Office[3]	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Interested Directors[6]

Joseph M. Harvey[7]	1963	Director, Chairman	President of CSCM since 2003 and President of CNS since 2004. Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2014	2025[5]	21

Adam M. Derechin	1964	Director	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2021[8]	2024	21

1	The address of each Director is c/o Cohen & Steers Funds, 280 Park Avenue, New York, NY 10017.
2	The length of time served represents the year in which the Director was first elected to any fund in the Cohen & Steers Fund Complex.
3	The Boards have adopted a mandatory retirement policy stating a Director must retire from a Board on December 31st of the year in which he or she turns 75 years of age.
4	“Independent Directors” are not “interested persons,” as defined in the Act, of the Funds.
5

If elected at the Meeting. Each Director serves until the annual meeting in the year designated in the above table and until his or her successor has been duly elected and qualifies, or until his or her death, resignation or removal as provided in the Funds’ bylaws and charters or Declaration of Trust, in the case of PTA.

6	“Interested person,” as defined in the Act, of each Fund (“Interested Director”) because of the affiliation with CSCM, each Fund’s investment manager (the “Advisor”), and its parent company, CNS.
7

Ms. Rogers-Windsor was elected a Director of each of the Funds in the Cohen & Steers Fund Complex by the applicable Fund’s Board on March 8, 2021. Ms. Rogers-Windsor will serve as a Director until the annual meeting of stockholders of each Fund held in 2023 and until her successor is duly elected and qualifies.

8

Mr. Derechin was elected a Director of each of the Funds in the Cohen & Steers Fund Complex by the applicable Fund’s Board on December 7, 2021. Mr. Derechin will serve as a Director until the annual meeting of stockholders of each Fund held in 2024 and until his successor is duly elected and qualifies. Concurrent with his election, Mr. Derechin resigned as President and Chief Executive Officer of the Funds.

Each Director, except Mr. Derechin and Mses. Richards and Rogers-Windsor, has been a Director of the Funds for at least five years or, with regard to PTA, with the exception of Mr. Derechin and Ms. Rogers-Windsor, since the date of its initial public offering. Additional information about each Independent Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that he or she possesses which the Boards believe has prepared him or her to be an effective Director.

•

Michael G. Clark - In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Clark has served as the Cohen & Steers funds’ lead Independent Director since January 2018, acting as liaison between the Boards and the Independent Directors. Mr. Clark has also served as the Chairman of the Boards’ Nominating Committee since 2015 and Dividend Committee since 2018. Prior to becoming a Director of the Cohen & Steers funds, Mr. Clark served as President of the DWS family of funds and Managing Director of Deutsche Asset Management for over 5 years. Prior to that, he held senior management positions at Merrill Lynch Investment Managers and Merrill Lynch Asset Management, and prior thereto, was an auditor at Merrill Lynch & Co. and Deloitte & Touche. He has over 25 years of investment management and financial services industry experience and is a Certified Public Accountant and Chartered Financial Analyst charterholder.

•

George Grossman - In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the Boards’ Contracts Review Committee, coordinating the information presented to the Boards in connection with the renewal of each Fund’s management contracts as well as interacting with the independent third-party service provider.

•

Dean A. Junkans - In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Junkans has served as the Chairman of the Boards’ Governance Committee since 2018. Currently, Mr. Junkans also serves as an advisor to SigFig (a registered investment advisor) since July 2018. Prior to becoming a Director of the Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He was a member and Chair of the Claritas Advisory Committee at the CFA Institute from 2013 to 2015, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.

•

Gerald J. Maginnis - In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Maginnis has served as Chairman of the Board’s Audit Committee since 2019. He has also served as a member of the Board of Directors and the Audit Committee Chairman of inTEST Corporation since 2020. Prior to becoming a Director of the Cohen & Steers funds, Mr. Maginnis was Partner in Charge of KPMG’s Audit Practice in Pennsylvania from 2002 to 2008, and served as KPMG’s Philadelphia Office Managing Partner from 2006 to 2015. He served as President of the Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015, and was a member of the Council of the American Institute of Certified Public Accounts (AICPA) from 2014 to 2017. He was a member of the Board of Directors of PICPA from 2012 to 2016 and a member of the Board of Trustees of the AICPA Foundation from 2015 to 2020. He has previously served on the boards of several non-profit organizations. Mr. Maginnis holds a BS from St. Joseph’s University, and is a Certified Public Accountant.

•

Jane F. Magpiong - Prior to becoming a Director of the Cohen & Steers funds, Ms. Magpiong was President of Bank of America Private Bank from 2005 to 2008, National Head of Wealth Management at TIAA-CREF from 2008 to 2011, and Senior Managing Director of Leadership Development at TIAA-CREF from 2011 to 2013. Ms. Magpiong has over 26 years of investment management experience, and has previously served on the boards of several charitable foundations. Ms. Magpiong holds a BA from the University of California at Santa Barbara and a Masters in Management from the University of Redlands.

•

Daphne L. Richards - In addition to her tenure as a Director of the Cohen & Steers funds, Ms. Richards serves as an Independent Director of Cartica Management, LLC since 2015. She has also been a Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015, a Member of the Advisory Board of Northeast Dutchess Fund since 2016, and the President and CIO of Ledge Harbor Management since 2016. Previously, Ms. Richards worked at Bessemer Trust Company from 1999 to 2014. Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996, Credit Suisse from 1990 to 1993, and Hambros International Venture Capital Fund from 1988 to 1989.

•

Ramona Rogers-Windsor - In addition to serving as a Director of the Cohen & Steers funds, Ms. Rogers-Windsor serves as a member of the Capital Southwest Board of Directors since March 2021 and as a member of the Thomas Jefferson University Board of Trustees since December 2020. Previously, Ms. Rogers-Windsor spent over 23 years in investment management with Northwestern Mutual Investment Company, LLC, most recently as Managing Director and Portfolio Manager. Prior to that, Ms. Rogers-Windsor served as a financial officer with Northwestern Mutual Life. Ms. Rogers-Windsor has over 38 years of experience across multiple segments of the financial services industry and has previously served on the boards of several non-profit organizations. Ms. Rogers-Windsor holds a BS in Accounting from Marquette University and is a Certified Public Accountant and Chartered Financial Analyst charterholder.

The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Boards believe that each Director needs to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of his or her duties; the Boards believe that each of their members satisfies this standard. Experience relevant to having these abilities may be achieved through a Director’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for each Board’s Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates (please see below).

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Funds’ and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund boards. Each Board and its committees have the power to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The Act requires that at least 40% of a Fund’s Directors be Independent Directors and, as such, not affiliated with the Advisor. To rely on certain exemptive rules under the Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or certain transactions with affiliates, the Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of each Fund’s Directors are Independent Directors. The Chairman of each of the Boards is an interested person of the Funds, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. Each Board has determined that its leadership structure, in which the Independent Directors have designated Michael G. Clark as lead Independent Director to function as described above, is appropriate in light of the services that the Advisor and its affiliates provide and potential conflicts of interest that could arise from these relationships.

During each Fund’s most recent fiscal year (ended October 31, 2021 for PTA and December 31, 2021 for all other Funds ), each Board met the number of times indicated in the table below.

Fund	Number of Board Meetings
RFI	10
RQI	11
RNP	11
UTF	11
FOF	11
PSF	10
LDP	11
PTA	10

Each Director then in office attended at least 75% of the aggregate number of meetings of the Boards and the Committees of which he or she was a member during the period in which he or she was a member. As a result of the COVID-19 crisis, a number of the Funds’ Board meetings were held by teleconference or video conference. The Funds do not have policies with regard to the Directors’ attendance at annual stockholder meetings and none of the Directors attended any Fund’s 2021 annual meeting of stockholders. Each Fund maintains five standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee (each, a “Committee” and collectively, the “Committees”). The Directors serving on each Committee are Independent Directors, and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Audit Committee of each Fund are Ms. Rogers-Windsor and Messrs. Clark, Grossman and Maginnis. The members of the Nominating Committee and the Contract Review Committee of each Fund are Mses. Magpiong, Richards and Rogers-Windsor and Messrs. Clark, Grossman, Junkans and Maginnis. The members of the Governance Committee of each Fund are Mses. Magpiong and Richards and Mr. Junkans. The members of the Dividend Committee of each Fund are Mses. Richards and Rogers-Windsor and Messrs. Clark, Junkans and Maginnis.

The Audit Committee of each Fund met five times during the fiscal year. Mr. Maginnis was appointed to serve as Audit Committee Chair effective January 1, 2019 for each Fund other than PTA, for which Mr. Maginnis was appointed to serve as Audit Committee Chair effective December 10, 2019. Each Audit Committee operates pursuant to a written charter adopted by the applicable Board. A current copy of the Audit Committee charter is available on the Advisor’s website at https://assets.cohenandsteers.com/assets/content/uploads/Audit_Committee_Charter_Updated_September_2019.pdf. The general purposes of each Audit Committee are to oversee the Fund’s accounting and financial reporting and processes and audits of the Fund’s financial statements; the integrity of the Fund’s financial statements; the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting processes and financial statement audits; and the qualifications, independence and performance of the independent registered public accounting firm(s) engaged by the Fund and the performance of the Fund’s independent audit function, if any.

The Nominating Committee of each Fund met one time during the fiscal year. The Nominating Committee of each Fund operates pursuant to a written charter adopted by the applicable Board. A current copy of the Nominating Committee charter is available on the Advisor’s website at https://www.cohenandsteers.com/assets/content/uploads/Nominating_Committee_Charter_Fds.pdf. The main functions of each Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Directors nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the applicable Board. Each Nominating Committee requires that Director candidates have a college degree or equivalent business experience. Each Nominating Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) an assessment of the candidate’s ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, (iii) educational background, (iv) business, professional training or practice (e.g., accountancy or law), public service or academic positions, (v) an assessment of the candidate’s character and integrity, (vi) experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, (vii) whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Cohen & Steers, Fund service providers or their affiliates and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Directors. In addition, although the Nominating Committee does not have a formal policy with regard to consideration of diversity in identifying Director candidates, the Nominating Committee may consider whether a potential candidate’s qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Nominating Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the Nominating Committee charter and complies with the procedures set forth in Appendix A thereto. Pursuant to each Fund’s charter or, in the case of PTA, its Declaration of Trust and bylaws, each Fund’s Board may elect a new Director to fill any vacancy on the Board. Any Director elected in this manner will serve for the full term of the directorship for which he or she is elected and until his or her successor is duly elected and qualifies.

The Contract Review Committee of each Fund met two times during the fiscal year. The Contract Review Committee of each Fund operates pursuant to a written charter adopted by the applicable Board. The main functions of each Contract Review Committee are to make recommendations to the Board after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Advisor.

The Governance Committee of each Fund met five times during the fiscal year. The Governance Committee of each Fund operates pursuant to a written charter adopted by the applicable Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board Committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board Committee and the process for securing insurance coverage for the Board.

The Dividend Committee of each Fund met two times during the fiscal year. The main function of each Dividend Committee is to assist the applicable Board in the oversight of the Funds’ process for determining distributions and to exercise the power to authorize distributions delegated to it by the Board.

Board’s Oversight Role in Management. The Board’s role in management of each Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Advisor and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Funds’ and the Advisor’s Chief Compliance Officer and portfolio management personnel. Each Board’s Audit Committee meets during its scheduled meetings, and between meetings, the Audit Committee chair maintains contact with the Funds’ independent registered public accounting firm and the Funds’ Treasurer and Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. Each Board also receives reports from counsel to the Funds’ and the Advisor and the Boards’ own independent legal counsel regarding regulatory compliance and governance matters. Each Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

*        *        *

Audit Committee Report

The Audit Committee of the Board of Directors or Board of Trustees of each Cohen & Steers Fund (a “Fund” and together, the “Funds”) has met with PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, to discuss the scope of the audit engagement, review the Funds’ financial statements, and discuss the statements and audit results with management. Each Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Rule 3526 and discussed with PricewaterhouseCoopers LLP its independence. Based on these reviews and discussions, each Audit Committee recommended to the Board of Directors or Board of Trustees, as applicable, that the audited financial statements of each Fund be included in that Fund’s annual report to stockholders for the last fiscal year for filing with the Securities and Exchange Commission.

February 25, 2022

Submitted by the Audit Committee of each Fund’s Board of Directors, as applicable

Michael G. Clark

George Grossman

Gerald J. Maginnis, Chairman

Ramona Rogers-Windsor

*        *        *

As of December 31, 2021, the Directors and officers of each Fund as a group owned the following number of shares of each Fund, which is less than 1% of the outstanding securities of such Fund.

Fund	Aggregate Shares Held
FOF	40,375.4690
PSF	9,671.4170
RFI	9,321.1527
RNP	6,442.9043
RQI	50,358.8449

Fund	Aggregate Shares Held
UTF	9,678.9478
LDP	3,909.2211
PTA	20,279.3068

To the knowledge of each Fund no person owned of record or owned beneficially more than 5% of each Fund’s common stock outstanding as of that date, except as listed below:

FOF

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Fund as Reported in Schedule 13G	Date of Reporting of >5% ownership
Morgan Stanley	1,500,175	5.5%	12/31/2021
Morgan Stanley Smith Barney LLC
1585 Broadway, New York, NY 10036

RFI

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Fund as Reported in Schedule 13G	Date of Reporting of >5% ownership
First Trust Portfolios L.P.	1,559,560	5.97%	12/31/2021
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187

and that Cede & Co., a nominee for participants in the Depository Trust Company, held of record as of March 8, 2022:

Fund	Shares of common stock	Percentage of Fund’s outstanding common stock
FOF	27,361,811.0000	99.978%
RQI	134,240,071.0000	99.955%
RNP	47,564,678.0000	99.936%
UTF	95,171,455.0000	99.971%
RFI	26,236,315.0000	99.678%
PSF	12,026,054.0000	99.995%
LDP	29,079,215.0000	100.000%
PTA	55,273,451.0000	100.000%

As of December 31, 2021, none of the Independent Directors nor any of their immediate family members owned any securities in the Advisor or any person directly or indirectly controlling, controlled by or under common control with the Advisor.

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director as of December 31, 2021.

A: None

B: $1 – $10,000

C: $10,001 – $50,000

D: $50,001 – $100,000

E: Over $100,000

	FOF	PSF	RQI	RNP	RFI	UTF	LDP	PTA	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex
Michael G. Clark	C	C	D	C	C	C	C	C	E
Adam M. Derechin*	E	A	E	D	C	E	A	A	E
George Grossman	A	A	B	B	B	A	A	A	E
Dean Junkans	A	A	D	A	C	C	C	C	E
Joseph M. Harvey*	A	A	E	A	B	A	B	A	E
Gerald J. Maginnis	C	C	D	C	C	C	C	B	E
Jane F. Magpiong	A	A	A	A	A	C	A	C	E
Daphne L. Richards	A	A	A	A	A	A	A	E	E
Ramona Rogers-Windsor	A	B	B	B	B	B	B	B	D

*	Interested Directors.

Compensation of Directors and Officers. The Independent Directors are paid by the Cohen & Steers Fund Complex an annual base retainer of $173,500, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually). Prior to January 1, 2022, the Independent Directors were paid an annual base retainer of $155,000. Such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Directors also are reimbursed their out-of-pocket expenses in connection with attendance at Board and Committee meetings. The Audit Committee Chairman is paid $30,000 per year in the aggregate for his or her service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex. Prior to January 1, 2022, the Audit Committee Chairman was paid $25,000 per year. The Contract Review Committee and Governance Committee Chairman are each paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Chairman of the Nominating Committee and the Chairman of the Dividend Committee are not paid for serving as Chairman. Prior to January 1, 2022, the Nominating Committee Chairman was paid $20,000 per year, to the extent a Board seat was filled in that year and potential Board candidates were being interviewed and considered, for his or her work in connection with the Cohen & Steers Fund Complex. The lead Independent Director is paid $65,000 per year in the aggregate for his or her service as lead Independent Director of the Cohen & Steers Fund Complex. Prior to January 1, 2022, the lead Independent Director was paid $50,000 per year. Directors also may be paid additional compensation for services related to the Boards or Committees, as approved by the Board of each Fund.

The following table sets forth the out-of-pocket expenses paid by each Fund to Directors for the calendar year ended December 31, 2021.

Fund	Total out-of-pocket expenses paid for the year ended December 31, 2021
FOF	$15.02
PSF	$12.69
RFI	$15.64
RNP	$50.51
RQI	$85.22
UTF	$98.01
LDP	$26.69
PTA	$56.19

The following table sets forth information regarding compensation of Directors by each Fund for the applicable fiscal year end and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2021. Officers of the Funds, other than the Chief Compliance Officer, and Interested Directors do not receive any compensation from the Funds or any other fund in the Cohen & Steers Fund Complex. The table also sets forth the compensation of the Chief Compliance Officer by each Fund for the calendar year ended December 31, 2021. In the column headed “Total Compensation to Directors by Cohen & Steers Fund Complex,” the compensation paid to each Director represents the twenty-one funds that each Director oversaw in the Cohen & Steers Fund Complex during 2021. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table

Year Ended December 31, 2021

	FOF	PTA+	PSF	RFI	RNP	RQI	UTF	LDP	Total Paid to Directors by Cohen & Steers Fund Complex***
Interested Directors
Robert H. Steers*, Director and Chairman	$0	$0	$0	$0	$0	$0	$0	$0	$0
Joseph M. Harvey*, Director and Chairman	$0	$0	$0	$0	$0	$0	$0	$0	$0
Adam M. Derechin, Director*	$0	$0	$0	$0	$0	$0	$0	$0	$0

Independent Directors
Michael G. Clark, Director, Lead Independent Director, Dividend Committee Chairman and Nominating Committee Chairman	$1,922	$7,335	$1,658	$1,966	$6,370	$10,574	$12,670	$3,874	$245,000
George Grossman, Director & Contract Review Committee Chairman	$1,687	$6,437	$1,455	$1,726	$5,590	$9,280	$11,119	$3,400	$215,000
Dean Junkans, Director & Governance Committee Chairman	$1,687	$6,437	$1,455	$1,726	$5,590	$9,280	$11,119	$3,400	$215,000
Gerald J Maginnis, Director & Audit Committee Chairman	$1,726	$6,586	$1,489	$1,766	$5,720	$9,495	$11,377	$3,479	$220,000
Jane F. Magpiong, Director	$1,530	$5,838	$1,320	$1,565	$5,070	$8,416	$10,084	$3,084	$195,000
Daphne L. Richards, Director	$1,530	$5,838	$1,320	$1,565	$5,070	$8,416	$10,084	$3,084	$195,000
Ramona Rogers-Windsor, Director	$1,531	$5,795	$1,310	$1,568	$5,072	$8,456	$9,992	$3,065	$195,000
C. Edward Ward, Jr., Director**	$1,530	$5,838	$1,320	$1,565	$5,070	$8,416	$10,084	$3,084	$195,000

Officers of the Funds
Stephen Murphy, Chief Compliance Officer	$2,094	$1,980	$2,843	$2,178	$9,295	$14,254	$20,280	$6,714	$241,700

*

Interested Directors. Effective December 7, 2021, Mr. Steers, resigned from the Boards and his role as Chairman, and the Boards appointed Mr. Harvey to succeed Mr. Steers as Chairman. Mr. Derechin became a Director for each Fund in Cohen & Steers Fund Complex on December 7, 2021. He received no compensation from the Funds or the Cohen & Steers Fund Complex during the year ended December 31, 2021.

**	Director C. Edward Ward, Jr. retired from the Boards on December 31, 2021 pursuant to the Funds’ mandatory retirement policy.
***	Total Paid to Directors by Cohen & Steers Fund Complex include fees paid by Cohen & Steers MLP Income & Energy Opportunity Fund, which was liquidated on August 6, 2021.
+	Amounts shown for PTA are as of the fiscal year ended October 31, 2021.

Delinquent Section 16(a) Reports. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Act, as applied to the Funds, require the Funds’ Directors, officers, the Advisor, certain affiliates of the Advisor, and persons who beneficially own more than 10% of a class of the Funds’ outstanding securities to file reports of ownership of the Funds’ securities and changes in such ownership with the Securities and Exchange Commission (“SEC”). Those persons are required by SEC regulations to furnish the relevant Fund(s) with copies of all filings. To each Fund’s knowledge, all such persons complied with all filing requirements under Section 16(a) of the Exchange Act and Section 30(h) of the Act during the fiscal year ended October 31, 2021 for PTA and December 31, 2021 for all other Funds, except that eight Form 3s were not timely filed to reflect Edward C. Delk’s appointment as an officer of the Funds, effective December 7, 2021, each due to an administrative error.

Each Fund’s Board of Directors, as applicable, including the Independent Directors, recommends that the stockholders of its Fund vote “FOR” the election of each nominee to serve as a Director of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended October 31, 2021 for PTA and December 31, 2021 for all other Funds, each Fund’s Audit Committee selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the applicable Fund. Their selection was ratified and approved by the vote of a majority of the Directors of the applicable Fund, including a majority of the Independent Directors, each of whom are “independent” as defined in the New York Stock Exchange listing standards. On December 7, 2021, the Audit Committee of PTA selected PricewaterhouseCoopers LLP as the applicable Fund’s registered public accounting firm (“auditor”) for the fiscal year ending October 31, 2022 for PTA. On March 15, 2022, the Audit Committee of each Fund, other than PTA, will meet to consider the appointment of PricewaterhouseCoopers LLP as the applicable Fund’s auditor for the fiscal year ending December 31, 2022. This Combined Proxy Statement will be updated if the Audit Committee of each Fund, other than PTA, does not select PricewaterhouseCoopers LLP as the applicable Fund’s auditor for the year ending December 31, 2022. Each Audit Committee meets at least twice a year with representatives of the applicable Funds’ auditor to discuss the scope of the auditor’s engagement and to review the financial statements of the applicable Funds and the results of its examination thereof. The auditor will not be at the Meeting but will be available to participate by telephone if needed.

Fees Paid to PricewaterhouseCoopers LLP

Aggregate fees billed to the Funds for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

	Audit Fees		Audit- Related Fees		Tax Fees		All Other Fees
Funds	2021	2020	2021	2020	2021	2020	2021	2020
FOF	$46,492	$45,580	$0	$0	$6,059	$5,940	$0	$0
RQI#	$47,501	$46,570	$0	$38,000	$5,865	$5,750	$0	$0
RNP	$50,623	$49,630	$0	$0	$6,059	$5,940	$0	$0
UTF	$50,623	$49,630	$2,500	$0	$22,195	$21,760	$0	$0
PTA*	$44,258	$36,900	$0	$40,500	$6,059	$5,940	$0	$0
RFI	$43,187	$42,340	$0	$0	$5,865	$5,750	$0	$0
PSF	$44,564	$43,690	$0	$0	$6,059	$5,940	$0	$0
LDP	$44,564	$43,690	$0	$0	$6,059	$5,940	$0	$0

#	Audit-related fees were for services and procedures in connection with the Fund’s rights offering. The Advisor agreed to pay the audit-related fees in connection with the Fund’s rights offering.
*	Each fiscal year ended October 31.

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate income and franchise tax amounts.

Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Funds and the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds (collectively, with the Advisor, “Service Affiliates”), where the engagement relates directly to the operations and financial reporting of the Funds and which were pre-approved by the Audit Committees, were as follows:

	2021	2020
Audit-Related Fees	$2,500	$78,500
Tax Fees	$64,220	$62,960
All Other Fees	$0	$0

The Audit Committees are required to pre-approve audit and non-audit services performed for the Funds by their auditor. The Audit Committees also are required to pre-approve non-audit services performed by the Funds’ auditor for any Service Affiliate if the engagement for services relates directly to the operations and financial reporting of a Fund.

The Audit Committees may delegate pre-approval authority to one or more of their members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committees at their next scheduled meeting. The Audit Committees may not delegate their responsibility to pre-approve services to be performed by the Funds’ principal auditor to the Advisor.

None of the services described above were approved by the Audit Committees pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Funds and for non-audit services rendered to Service Affiliates for the last two fiscal years were:

Fund	2021	2020
FOF	$6,059	$5,940
RQI	$5,865	$5,750
RNP	$6,059	$5,940
UTF	$22,195	$21,760
PTA*	$6,059	$5,940
RFI	$5,865	$5,750
PSF	$6,059	$5,940
LDP	$6,059	$5,940
Service Affiliates	$0	$0
* Each fiscal year ended October 31.

There were no non-audit services that were rendered to Service Affiliates that were required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER

The Funds have retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as their investment manager and administrator under investment management agreements and administration agreements dated as follows:

Fund	Date of Investment Management Agreement	Date of Administration Agreement
RQI	May 25, 2002	May 25, 2002
RNP	June 24, 2003	June 27, 2003
UTF	March 25, 2004	March 25, 2004
RFI	September 17, 1993	June 13, 2014
FOF	One agreement appointing both advisor and administrator dated October 16, 2006
PSF	September 15, 2010	September 15, 2010
LDP	June 19, 2012	June 19, 2012
PTA	December 10, 2019	February 27, 2020

The Advisor is a wholly-owned subsidiary of CNS, a publicly traded company listed on the New York Stock Exchange.

State Street Bank and Trust Company, with offices at One Lincoln Street, Boston, Massachusetts 02111, serves as co-administrator for all of the Funds.

OFFICERS OF THE FUNDS

The principal officers of the Funds and their principal occupations during at least the past five years, as reported by them to the Funds, are set forth below. The address of each of the Funds’ officers is c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017.

ALL FUNDS

Joseph M. Harvey, Vice President and Chairman of the Board (see “Proposal One: Election of Directors,” at page 9 for biographical information).

Dana A. DeVivo, Secretary and Chief Legal Officer, born in 1981, joined the Advisor in 2013. She has been a Senior Vice President of the Advisor since 2019. Prior to that, she was a Vice President of the Advisor from 2013 to 2018.

James Giallanza, President and Chief Executive Officer, born in 1966, joined the Advisor in 2006. He has been an Executive Vice President since 2014. Prior to that, he was a Senior Vice President from 2006 to 2013.

Albert Laskaj, Treasurer and Chief Financial Officer, born in 1977, joined the Advisor in 2015. He has been a Senior Vice President of the Advisor since 2019. Prior to that, he was a Vice President of the Advisor from 2015 through 2019. Prior to that, he was Director of Legg Mason & Co. from 2013 to 2015.

Stephen Murphy, Chief Compliance Officer and Vice President, born in 1966, joined the Advisor in 2019. He has been a Senior Vice President of the Advisor since 2019. Prior to that, he was Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC from 2011 to 2019.

Ed Delk, Deputy Chief Compliance Officer and Vice President, joined the Advisor in 2021. Prior to that, he was the General Counsel and Chief Compliance Officer of Advent Capital Management, LLC from 2012 to 2021.

FOF, UTF, RQI, RNP, and RFI

Yigal D. Jhirad, Vice President, born in 1964, joined the Advisor in 2007 as a Senior Vice President.

RFI, RQI and RNP

Jason Yablon, Executive Vice President, born in 1979, joined the Advisor in 2004, and has been an Executive Vice President since 2022. Prior to that, he was a Senior Vice President of the Advisor from 2014 through 2022.

PSF, RFI, RNP, RQI, LDP, UTF and PTA

William F. Scapell, Vice President, born in 1967, joined the Advisor in 2003 and has been an Executive Vice President since 2014. Prior to that, he was a Senior Vice President of the Advisor from 2003 through 2013.

PSF, LDP and PTA

Elaine Zaharis-Nikas, Vice President, born in 1973, joined the Advisor in 2003 and has been a Senior Vice President since 2014. Prior to that, she was a Vice President of the Advisor from 2005 through 2013.

FOF

Douglas Bond, Vice President, born in 1959, joined the Advisor in 2004 as an Executive Vice President.

UTF

Benjamin Morton, Vice President, born in 1974, joined the Advisor in 2003 and has been an Executive Vice President since 2019. Prior to that, he was a Senior Vice President of the Advisor from 2010 to 2018, and Vice President from 2005 through 2009.

Tyler Rosenlicht, Vice President, born in 1985, joined the Advisor in 2012 and has been a Senior Vice President since 2018. Prior to that, he was a Vice President of the Advisor from 2015 to 2017. Prior to joining the Advisor, he was an investment banking associate with Keefe, Bruyette & Woods.

Christopher Rhine, Vice President, born in 1979, joined the Advisor in 2012 and has been Senior Vice President since 2016. Prior to that, he was a Vice President of the Advisor from 2012 through 2015.

Thuy Quynh Dang, Vice President, born in 1978, joined the Advisor in 2011 and has been Vice President of the Advisor since 2021.

RFI, RQI and RNP

Mathew Kirschner, Vice President, born in 1979, joined the Advisor in 2004 and has been a Senior Vice President since 2019. Prior to that, he was a Vice President of the Advisor from 2010.

SUBMISSION OF PROPOSALS FOR THE NEXT

ANNUAL MEETING OF STOCKHOLDERS

All proposals by stockholders of the Funds which are intended (and eligible) to be presented at the Funds’ next Annual Meeting of Stockholders, to be held in 2023, must be received by the relevant Funds (addressed to the Fund(s), 280 Park Avenue, New York, New York 10017) for inclusion in that Fund’s proxy statement and proxy relating to that meeting no later than November 10, 2022. Under the Funds’ current bylaws, any stockholder who desires to nominate individuals for election to the Board of Directors, or to bring a proposal of other business for consideration at the Funds’ 2023 Annual Meeting of Stockholders without including such proposal of other business in the Funds’ proxy statement, must deliver written notice thereof to the Secretary or Assistant Secretary of the relevant Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) during the 30-day period from October 11, 2022 to 5:00 p.m. (Eastern Time) on November 10, 2022. All stockholder director nominations and proposals of other business must include the information required by the applicable Fund’s bylaws.

STOCKHOLDER COMMUNICATIONS

Stockholders may send written communications to their Fund’s Board to the attention of the Board of Directors, as applicable, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

Voting Results

Each Fund will advise its stockholders of the voting results of the matters voted upon at the Meeting in its next Semi-Annual Report to Stockholders.

Notice to Banks, Broker/Dealers and Voting Trustees and their Nominees

Please advise the Funds whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those mentioned in this Combined Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the discretion of the person or persons voting the proxies.

Please note that only one copy of an annual or semi-annual report or proxy statement may be delivered to two or more stockholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to who to request a separate copy of such documents or how to request a single copy if multiple copies of such documents are received, stockholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

QUORUM AND VOTES REQUIRED

For each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting is required to constitute a quorum at the Meeting.

For each Fund, the election of each of Ms. Richards and Messrs. Harvey and Maginnis will require the affirmative vote of a plurality of the votes cast at the Meeting, assuming a quorum is present.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of each of the Fund’s nominees for Director. Each Fund’s Board does not know of any matters to be brought before the Meeting other than the election of the Fund’s nominees as described above in this Combined Proxy Statement. The authorized proxies will vote in their discretion on any business other than the election of the Fund’s nominees for Directors that properly comes before the Meeting or any postponement(s) or adjournment(s) thereof, if any.

By order of the Boards of Directors of the Funds,

Dana A. DeVivo
Secretary

March 10, 2022

New York, New York

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above.
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote at the Virtual Annual Meeting
To attend and vote at the virtual meeting, please register at https:/viewproxy.com/CohenSteers/broadridgevsm/

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D69779-P67880                                 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

Vote On Directors		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	Election of Directors	All	All	Except
Nominees:

	01) Joseph M. Harvey	☐	☐	☐
02) Gerald J. Maginnis
03) Daphne L. Richards

2.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If this Proxy is executed but no specifications are made, such shares will be voted FOR the election of each of the nominees for Director. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any postponements or adjournments thereof. The Board of Directors recommends a vote FOR each nominee.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

You can register to attend the virtual stockholder meeting at

https:/viewproxy.com/CohenSteers/broadridgevsm/

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D69780-P67880

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS TAX-ADVANTAGED PREFERRED SECURITIES AND INCOME FUND

PROXY

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any prior appointments, the undersigned appoints Christian Corkery and Albert Laskaj (or, if only one shall act, then that one) as proxies, with full power of substitution in each of them, to vote all of the shares of the stock of [Cohen & Steers Fund] (the “Fund”) registered in the name of the undersigned at the 2022 Annual Meeting of Stockholders to be held virtually on April 27, 2022 at 10:00 a.m. (Eastern Time), and at any postponements or adjournments thereof, and to otherwise attend and represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference. With respect to Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund, the Trustees and shareholders of the Fund are referred to herein as “Directors” and “Stockholders” and the shares of beneficial interest are referred to herein as shares of stock.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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